MITCHELL HUTCHINS SERIES TRUST

         GLOBAL INCOME PORTFOLIO










The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

PROSPECTUS
May 1, 2000

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


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Mitchell Hutchins       Global Income Portfolio
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CONTENTS

            GLOBAL INCOME PORTFOLIO

        ------------------------------------------------------------------------

What every investor            3    Investment Objective, Strategies and Risks
should know about
the fund                       4    Performance

                               5    More About Risks and Investment Strategies

                  INVESTING IN THE FUND

        ------------------------------------------------------------------------

Information for managing       7    Purchases, Redemptions and Exchanges
your fund account
                               7    Pricing and Valuation

                  ADDITIONAL INFORMATION

        ------------------------------------------------------------------------

Additional important            8    Management
information about
the fund                        9    Dividends and Taxes

                               10    Financial Highlights

        ------------------------------------------------------------------------

Where to learn more                  Back Cover
about this fund

                                     -------------------------------
                                     The fund is not a complete or
                                     balanced investment program.
                                     -------------------------------


                                       2
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Mitchell Hutchins       Global Income Portfolio
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GLOBAL INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------

FUND OBJECTIVE

Primarily, high current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower rated bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings, but that Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.

Mitchell Hutchins normally invests a portion of the fund's assets in bonds of U.S. government and private issuers, and allocates the balance of the fund's portfolio among bonds of issuers in different foreign countries. Mitchell Hutchins decides which bonds to buy or sell by determining the allocation to different geographic areas, countries and industries based upon its assessment of fundamental economic strengths, credit quality and currency and interest rate trends. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

o INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise.

o FOREIGN INVESTING AND EMERGING MARKETS RISKS - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

o CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

o ASSET ALLOCATION RISK - Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets between U.S. and foreign issuers.

o SINGLE ISSUER CONCENTRATION RISK - Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING SUCH REPORTS).


                                       3
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Mitchell Hutchins       Global Income Portfolio
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PERFORMANCE
-----------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how it will perform in the future.


                 TOTAL RETURN ON CLASS H SHARES

          CALENDAR YEAR                   PERCENTAGES

              1990                           14.92%
              1991                           10.30%
              1992                            1.29%
              1993                           16.65%
              1994                           -5.56%
              1995                           13.58%
              1996                            6.62%
              1997                            3.50%
              1998                            9.69%
              1999                           -4.79%


         Best quarter during years shown    --    2nd quarter, 1990:    5.77%
         Worst quarter during years shown   --    1st quarter, 1994:   (4.44)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                            SALOMON SMITH BARNEY
     CLASS                                    CLASS H      WORLD GOVERNMENT BOND
     (INCEPTION DATE)                        (5/01/88)            BOND INDEX
     ----------------                         --------             ---------
     One Year.....................           (4.79)%                 (4.27)%
     Five Years...................            5.53%                   6.42%
     Ten Year.....................            6.36%                   8.03%
     Life of Class................            6.63%                   7.48%*
         ----------
         * Return is for the period 4/30/88 to 12/31/99, annualized.


                                       4
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Mitchell Hutchins       Global Income Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

---------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

FOREIGN INVESTING RISK. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see above). However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by the fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets between U.S. and foreign issuers. Because the fund allocates its assets between U.S. and foreign issuers it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

SINGLE ISSUER CONCENTRATION RISK. The fund is non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.


                                       5
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Mitchell Hutchins       Global Income Portfolio
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ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).


                                       6
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Mitchell Hutchins       Global Income Portfolio
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INVESTING IN THE FUND


PURCHASES, REDEMPTIONS AND EXCHANGES
------------------------------------

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION
---------------------

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


                                       7
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Mitchell Hutchins       Global Income Portfolio
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MANAGEMENT
----------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 76 separate funds and aggregate assets of approximately $54.4 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not been asked to do so.

PORTFOLIO MANAGERS

Stuart Waugh and William King are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Waugh has been involved with the fund since its inception, first as an analyst and as portfolio manager since 1993. Mr. King assumed his present management responsibilities for the fund in 1997.

Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has been with Mitchell Hutchins since 1983. Mr. Waugh is a Chartered Financial Analyst.

Mr. King joined Mitchell Hutchins in November 1995. Prior to 1995, he was at IBM Corporation, where he was responsible for the management of IBM Pension Fund's global bond portfolio. Mr. King is a Chartered Financial Analyst.


                                       8
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Mitchell Hutchins       Global Income Portfolio
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DIVIDENDS AND TAXES
-------------------

DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o    the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.


                                       9
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Mitchell Hutchins       Global Income Portfolio
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FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.


                                       10
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Mitchell Hutchins                  Global Income Portfolio

---------------------------------- ------------------------------------


GLOBAL INCOME PORTFOLIO

------------------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------

                                                                    CLASS H

                                    ------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                    ------------------------------------------------------------------------
                                        1999           1998          1997           1996          1995
                                        ----           ----          ----           ----          ----

Net asset value, beginning
  of year.........................     $11.07          $10.81        $11.14        $11.20         $10.88
                                        -----           -----         -----         -----          -----

Net investment income (loss)......       0.59            0.69          0.75          0.87          (0.05)

Net realized and unrealized gains
  (losses) from investments and
  foreign currency................      (1.12)           0.36         (0.36)        (0.13)          1.52
                                        ------           ----         ------        ------          ----
Net increase (decrease) from
  investment operations...........      (0.53)           1.05          0.39          0.74           1.47
                                        ------           ----          ----          ----           ----

Dividends from net investment
  income..........................        --            (0.61)        (0.71)        (0.79)         (1.15)

Distributions from net realized
  gains from investments..........        --            (0.18)        (0.01)        (0.01)           --
                                        ------          ------        ------        ------         ------

Total dividends and distributions.        --            (0.79)        (0.72)        (0.80)         (1.15)
                                        ------          ------        ------        ------         ------

Net asset value, end of year......     $10.54         $ 11.07       $ 10.81        $11.14        $ 11.20
                                        =====           =====         =====         =====          =====
Total investment return(1)........      (4.79)%          9.69%         3.50%         6.62%         13.58%
                                        ======           ====          ====          ====          =====
Ratios/Supplemental Data:

Net assets, end of year (000's)...     $8,828         $14,702       $17,730       $24,436        $35,700

Expenses to average net assets....       2.09%           1.68%         1.52%         1.56%          1.19%

Net investment income to
  average net assets                     4.62%           5.53%         6.34%         6.56%          7.21%

Portfolio turnover rate...........         43%            104%          142%          134%           160%

-------------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

If you want more information about the fund, the following documents are available free upon request:

         ANNUAL/SEMI-ANNUAL REPORTS:

         Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

         The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or

o Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919